UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2010

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.
1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Anthony F. Earley, Jr., DTE Energy Company (“DTE Energy”) Chairman and Chief Executive Officer, David E. Meador, DTE Energy Executive Vice President & Chief Financial Officer, and Lisa A. Muschong, DTE Energy Director of Investor Relations, will give a business presentation to several groups of investors in Japan from April 14-16, 2010. DTE Energy will begin distributing the applicable slide presentation for those meetings to investors beginning on April 9, 2010. In the presentation and at those meetings, DTE Energy will reiterate its 2010 operating earnings guidance of $3.35 to $3.75 per share. A copy of the slide presentation is furnished as Exhibit 99.1 and incorporated herein by reference, and a copy of the slide presentation is available at DTE Energy’s website, www.dteenergy.com.
In its business presentation and this filing, DTE Energy discusses 2010 operating earnings guidance. It is likely that certain items that impact the company’s 2010 reported results will be excluded from operating results. Reconciliations to the comparable 2010 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.
DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Slide Presentation of DTE Energy Company dated April 14-16, 2010.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in each of DTE Energy’s and Detroit Edison’s 2009 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: April 8, 2010

DTE ENERGY COMPANY (Registrant)
/s/ Sandra Kay Ennis
Sandra Kay Ennis
Corporate Secretary

THE DETROIT EDISON COMPANY (Registrant)
/s/ Sandra Kay Ennis
Sandra Kay Ennis
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation of DTE Energy Company dated April 14-16, 2010.